SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2002
                                                 -------------------------------
                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                                 333-76801                   52-1495132
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

343 Thornall Street, Edison, New Jersey                                08837
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (732) 205-0600

                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5. Other Events

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated which are hereby filed pursuant to such letter.

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ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------------                   -----------

            (99) Computational Materials prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with Chase Mortgage Finance Corporation, Multi-Class
                                                Mortgage Pass-Through
                                                Certificates, Series 2002-S7.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MORTGAGE FINANCE CORPORATION

May 28, 2002
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                                        By: /s/ Eileen Lindblom
                                            ------------------------------------
                                            Eileen Lindblom
                                            Vice President

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                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

(99)              Computational Materials prepared by           (P)
                  Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated  in connection with
                  Chase Mortgage Finance Corporation,
                  Multi-Class Mortgage Pass-Through
                  Certificates, Series 2002-S7.